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Scudder RREEF Real Estate Fund, Inc.

Annual Report

December 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Dividend Reinvestment and Cash Purchases Plan

<Click Here> Directors and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

	AMEX Symbol	Cusip Number
Scudder RREEF Real Estate Fund, Inc.	SRQ	81119Q100

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2002

Total Returns
Life of Fund*
Based on Net Asset Value(a)	4.15%
Based on Market Price	.11%

Net Asset Value and Market Price
	As of 12/31/02	As of 10/31/02 (Issue Price)
Net Asset Value	$ 14.76	$ 14.33[b]
Market Price	$ 14.85	$ 15.00

Distribution Information
Life of Fund* Income Dividends	$ .14
Realized Gains	$ .03

* The Fund commenced operations on October 31, 2002.
a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market,

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder RREEF Real Estate Fund, Inc.: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Investment Manager"), which is part of Deutsche Asset Management, is the Investment Manager for Scudder RREEF Real Estate Fund, Inc. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. RREEF America, L.L.C. ("RREEF" or the "Investment Advisor"), which is part of DB Real Estate, the real estate investment management group of Deutsche Asset Management, is the Investment Advisor for the fund. RREEF is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and RREEF are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Karen J. Knudson

RREEF Partner and Manager of the fund.

• Joined RREEF in 1995 and Deutsche Asset Management, Inc. in 2002.

• Over 20 years of investment industry experience.

• MBA, University of California at Berkeley.

John F. Robertson

CFA, RREEF Partner and Manager of the fund.

• Joined RREEF in 1997 and Deutsche Asset Management, Inc. in 2002.

• Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

• Over 12 years of investment industry experience.

John W. Vojticek

Vice President of RREEF and Manager of the fund.

• Joined RREEF in 1996 and Deutsche Asset Management, Inc. in 2002.

• 6 years of investment industry experience.

Mark D. Zeisloft

CFA, Vice President of RREEF and Manager of the fund.

• Joined RREEF in 1996 and Deutsche Asset Management, Inc. in 2002.

• Over 12 years of investment industry experience.

• MBA, University of Chicago.

Dear Stockholder:

The closed-end Scudder RREEF Real Estate Fund, Inc. (Amex listing SRQ) was established on October 31, 2002. The total net assets of the fund as of December 31, 2002 were $238 million with more than 16 million shares outstanding.

The RREEF organization manages approximately $18 billion of real estate assets on behalf of its clients, of which roughly $3 billion is in real estate securities and $15 billion is invested directly in real estate (as of December 31, 2002). Across the United States, RREEF has over 600 property management professionals located in 30 major metropolitan areas. These professionals provide real-time information on market rents, vacancy rates and property values. This information helps us to effectively anticipate and stay ahead of the trends within the various sectors of the real estate market, and evaluate how these trends will likely affect the REIT investment universe.

The fiscal year for Scudder RREEF Real Estate Fund, Inc. ended December 31, 2002. The NAREIT Equity REIT Index advanced 5.49% over the cumulative two-month period between October 31, 2002 and December 31, 2002, while the fund's total return based on net asset value was 4.15%. Its cumulative total return based on market price - quoted on the Amex - was 0.11% based upon a closing price of $14.85 per share.1

1 The unmanaged NAREIT Equity REIT Index includes all real estate investment trusts (REITs) trading on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. Index returns assume reinvested dividends and do not reflect fees; it is not possible to invest directly in an index.

The strength experienced by the REIT market during November and December reflected a recovery in stock prices after the price capitulation experienced in October. Notably, as the fund was new and began the two-month period heavily in cash, it was not able to participate fully in some of the rally. The fund did benefit, however, from no exposure to the health care sector, which was the only sector that lagged significantly during the period. Health care property owners underperformed due to serious concerns about the financial stability of several large operators of facilities. Not only are Medicare reimbursements once again getting cut back, but operators are having to increase accruals for lawsuits due to liability exposure. Over the last several months, two operators started Chapter 11 proceedings.

In terms of broad trends, retail properties continue to benefit from solid consumer spending levels while other property types suffered from lack of demand due to the sluggish economy and uncertainty regarding what the future will bring. Apartment and office companies have experienced particularly weak fundamentals. Lack of job creation across the United States, combined with the very robust single family home market due to the low-interest-rate environment, have worked in tandem to reduce apartment demand. The lower demand translated into lower earnings results and guidance from the public apartment companies, which in turn resulted in downward pressure on apartment REIT prices. Nevertheless, our expectation is that the apartment sector should benefit assuming the US economy recovers in the second half of 2003. Apartment properties, because of their shorter lease terms, are generally quick to respond to shifting market conditions. That said, we would not be surprised to see the sector trade sideways for several quarters as the market assesses the durability of the current recovery.

We expect the office sector to remain weak going into 2003 as excess office space in the form of new construction and sublease space is yet to be absorbed. While job losses in office employment are still occurring in selected areas, we do expect leasing activity to improve during the second half of 2003 assuming job growth prospects begin to improve. Even so, vacancy rates may remain elevated throughout 2003; stronger market conditions are not expected until late 2004.

The hotel sector has also been severely impacted by lack of demand and concerns about the geopolitical situation. Business travel has not shown signs of rebounding, room rates remain under pressure and expenses are beginning to creep up. This sector should respond quickly once the economic recovery leads to better travel trends but could be subject to negative trends until investors have much more confidence about the future.

Weak fundamentals are compensated for in today's attractive valuation levels. At year-end REITs were trading at approximately a 5% discount to the value of their underlying properties. Dividend yields are relatively high, and except for a few select companies, are well covered by operating cash flow. Over the long term, we believe REITs will continue to have the potential to provide returns as attractive as the overall stock market. With economic conditions expected to improve as we move through 2003, it is our view that real estate fundamentals will also improve. Given these expectations, the attractive valuation of REITs relative to the broader market, the REIT market's current income potential and the market's overall 5% trading discount to underlying net asset values, we expect the REIT universe to deliver attractive total returns opportunities in 2003.

Overall, REITs held up well during the past year's bear market for stocks, the third consecutive year of decline in the S&P 5002. Although we saw signs of a broad market rebound in November, we remain cautious. We could very well see continued volatility in the months ahead, especially given current uncertainties for domestic corporate earnings, consumer spending and US job market. In this environment, we see the potential portfolio diversification benefits of REITs as being more valuable than ever.

2 The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

We thank you for your ongoing support of the Scudder RREEF Real Estate Fund, Inc. Please visit cef.scudder.com or call (800) 349-4281 with any questions or for the most recent performance information.

Sincerely,
/s/ Nicholas Bratt
/s/ Daniel Pierce

Karen J. Knudson Lead Portfolio Manager	Richard T. Hale Chairman of the Board and Director

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2002

Asset Allocation	12/31/02

Common Stocks	85%
Preferred Stocks	12%
Other	3%
Total Asset Allocation	100%

Sector Diversification	12/31/02

Office	25%
Apartments	19%
Regional Malls	17%
Retail	10%
Hotels	8%
Office/Industrial	7%
Industrial	7%
DIversified/Other	7%
100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2002 (42.7% of Portfolio)
1. Highwoods Properties, Inc. Acquires, owns and leases suburban office buildings and industrial properties	5.2%
2. HRPT Properties Trust Acquires, owns and leases suburban office buildings and senior housing properties	5.1%
3. Apartment Investment & Management Co. Owns and manages multifamily apartment properties	4.7%
4. The Mills Corp. Owns, develops and manages a portfolio of super-regional retail and entertainment properties	4.4%
5. Liberty Property Trust Owns and manages office and industrial properties	4.2%
6. Heritage Property Investment Trust Owns and manages strip shopping center properties	4.2%
7. First Industrial Realty Trust, Inc. Owns, develops and manages bulk warehouse industrial properties	4.0%
8. Gables Residential Trust Owns, develops and manages multifamily apartment communities	3.9%
9. iStar Financial, Inc. Mortgage REIT that provides structured financings to private and public owners of real estate	3.6%
10. Simon Property Group, Inc. Acquires, owns, develops and manages regional mall properties	3.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund summary and portfolio holdings are available upon request.

Investment Portfolio as of December 31, 2002

	Shares	Value ($)

Common Stocks 85.4%
Apartments 19.2%
Amli Residential Properties Trust	222,400	4,732,672
Apartment Investment & Management Co.	295,000	11,056,600
Archstone-Smith Trust	304,200	7,160,868
Camden Property Trust	210,800	6,956,400
Cornerstone Realty Income Trust, Inc.	279,600	2,225,616
Gables Residential Trust	360,300	8,982,279
Home Properties of NY, Inc.	19,900	685,555
Town & Country Trust	134,000	2,827,400
		44,627,390
Hotels 4.2%
Hospitality Properties Trust	214,400	7,546,880
RFS Hotel Investors, Inc.	214,600	2,330,556
		9,877,436
Industrial 6.9%
EastGroup Properties, Inc.	69,900	1,782,450
First Industrial Realty Trust, Inc.	335,600	9,396,800
Keystone Property Trust	284,600	4,829,662
		16,008,912
Office 24.9%
Arden Realty, Inc.	320,400	7,096,860
Carramerica Realty Corp.	240,000	6,012,000
Glenborough Realty Trust, Inc.	173,200	3,086,424
Highwoods Properties, Inc.	553,400	12,230,140
HRPT Properties Trust	1,428,700	11,772,488
Koger Equity, Inc.	233,700	3,645,720
Mack-Cali Realty Corp.	233,200	7,065,960
Trizec Properties, Inc.	743,200	6,978,648
		57,888,240
Office/Industrial 7.2%
Kilroy Realty Corp.	202,800	4,674,540
Liberty Property Trust	306,000	9,773,640
Mission West Properties, Inc.	241,400	2,389,860
		16,838,040
Regional Malls 7.1%
General Growth Properties, Inc.	95,300	4,955,600
Glimcher Realty Trust	265,700	4,716,175
Taubman Centers, Inc.	131,600	2,135,868
The Macerich Co.	155,000	4,766,250
		16,573,893
Retail 9.2%
Chelsea Property Group, Inc.	68,300	2,275,073
Developers Diversified Realty Corp.	195,700	4,303,443
Heritage Property Investment Trust	388,800	9,708,336
JDN Realty Corp.	42,900	469,755
New Plan Excel Realty Trust	245,800	4,692,322
		21,448,929
Diversified/Other 6.7%
Entertainment Properties Trust	99,500	2,340,240
iStar Financial, Inc.	302,900	8,496,345
Vornado Realty Trust	127,900	4,757,880
		15,594,465
Total Common Stocks (Cost $191,842,822)		198,857,305

Preferred Stocks 11.8%
Boykin Lodging Co.	83,500	2,120,900
Host Marriot Corp., Class A	2,400	62,760
Host Marriot Corp., Class B	9,900	253,935
Host Marriot Corp., Class C	6,700	173,195
Ramco-Gershenson Property Trust	200,000	5,100,000
Simon Property Group, Inc.	84,800	7,886,400
Taubman Centers, Inc.	71,300	1,736,155
The Mills Corp.	400,000	10,175,000
Total Preferred Stocks (Cost $27,048,555)		27,508,345

Other 2.8%
Innkeepers USA Limited Partnership (Cost $6,750,000)	750,000	6,532,500
Total Investment Portfolio - 100.0% (Cost $225,641,377) (a)		232,898,150

(a) The cost for federal income tax purposes was $225,641,377. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $7,256,773. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,295,666 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,038,893.
(b) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at December 31, 2002 amounted to $6,532,500, which represents 2.7% of net assets. Information concerning such restricted securities at December 31, 2002 is as follows:
Security	Acquisition Date	Cost ($)
Innkeepers USA Limited Partnership	11/29/2002	6,750,000

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $225,641,377)	$ 232,898,150
Cash	3,877,245
Dividends receivable	2,025,062
Total assets	238,800,457
Liabilities
Accrued Investment Manager fee	117,815
Accrued offering costs	444,795
Other accrued expenses and payables	82,022
Total liabilities	644,632
Net assets, at value	$ 238,155,825
Net Assets
Net assets consist of: Undistributed net investment income	210,553
Net unrealized appreciation (depreciation) on investments	7,256,773
Paid-in capital	230,688,499
Net assets, at value	$ 238,155,825
Net Asset Value
Net Asset Value per share ($238,155,825 / 16,137,007 shares of common stock outstanding, $.01 par value, 240,000,000 common shares authorized)	$ 14.76

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period ended December 31, 2002
Investment Income	For the Period October 31, 2002 (commencement of operations) to December 31, 2002
Income: Dividends	$ 2,670,703
Interest	84,118
Total Income	2,754,821
Expenses: Investment Manager fee	318,798
Services to shareholders	5,200
Custodian and accounting fees	11,500
Auditing	45,000
Legal	1,000
Directors' fees and expenses	1,500
Reports to shareholders	12,000
Organization expense	36,250
Other	5,822
Total expenses, before expense reductions	437,070
Expense reductions	(130,014)
Total expenses, after expense reductions	307,056
Net investment income (loss)	2,447,765
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	5,341
Capital gain dividends received	416,584
421,925
Net unrealized appreciation (depreciation) during the period on investments	7,256,773
Net gain (loss) on investment transactions	7,678,698
Net increase (decrease) in net assets resulting from operations	$ 10,126,463

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Period October 31, 2002 (commencement of operations) to December 31, 2002
Operations: Net investment income (loss)	$ 2,447,765
Net realized gain (loss) on investment transactions	421,925
Net unrealized appreciation (depreciation) during the period on investment transactions	7,256,773
Net increase (decrease) in net assets resulting from operations	10,126,463
Distributions to shareholders from: Net investment income	(2,237,212)
Net realized gains	(421,925)
Fund share transactions: Proceeds from issuance of common shares	230,761,428
Reinvestment of distributions	310,547
Offering costs from issuance of common shares	(483,479)
Net Increase (decrease) in net assets from fund share transactions	230,588,496
Increase (decrease) in net assets	238,055,822
Net assets at beginning of period (seed capital)	100,003
Net assets at end of period (including undistributed net investment income of $210,553)	$ 238,155,825
Other Information
Common shares outstanding at beginning of period (seed capital)	6,981
Common shares issued	16,109,000
Common shares issued to shareholders in reinvestment of dividends	21,026
Net increase (decrease) in Fund common shares	16,130,026
Common shares outstanding at end of period	16,137,007

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.33[b]
Income (loss) from investment operations:
Net investment income (loss)[c]	.16
Net realized and unrealized gain (loss) on investment transactions	.47
Total from investment operations	.63
Less distributions from: Net investment income	(.14)
Net realized gains	(.03)
Total distributions	(.17)
Offering costs charged to paid in capital	(.03)
Net asset value, end of period	$ 14.76
Market value, end of period	$ 14.85
Total Return
Based on net asset value (%)[d]	4.15**
Based on market value (%)[d]	.11**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	238
Ratio of expenses before expense reductions (%)	1.17*
Ratio of expenses after expense reductions (%)	.82*
Ratio of net investment income (loss) (%)	1.09**
Portfolio turnover rate (%)	1*
[a] For the period October 31, 2002 (commencement of operations) to December 31, 2002.
[b] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder RREEF Real Estate Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value. Of the 250,000,000 shares the Fund is authorized to issue, 10,000,000 shares are classified as Fund Preferred Shares, $.01 par value. As of December 31, 2002, the Fund did not issue any preferred shares.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security it traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 210,553
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 7,256,773

In addition, during the year ended December 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 2,242,553
Distributions from long-term capital gains	$ 416,584

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Organization and Offering Costs. Costs incurred by the Fund in connection with its organization, amounting to $36,250, were reimbursed by the Investment Manager. Offering costs of $483,479 were incurred in connection with the offering of Common Shares and were charged directly to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Cash. Cash includes deposits held at the Fund's custodian in a variable rate account at the applicable interest rate.

B. Purchases and Sales of Securities

During the period October 31, 2002 (commencement of operations) to December 31, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $226,510,443 and $304,471, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement (the "Investment Management Agreement") with Deutsche Asset Management Inc., ("DeAM, Inc." or the "Investment Manager"), the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. Pursuant to the Investment Management Agreement, the Investment Manager has delegated the day to day management of the Fund's investment portfolio to RREEF America, L.L.C. (the "Investment Advisor"). The Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The Investment Manager fee payable under the Investment Management Agreement is equal to an annual rate of 0.85% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

In addition, for the period from October 31, 2002 (commencement of operations) through December 31, 2002, the Investment Manager contractually agreed to waive a portion of its Investment Management fees in the amount of 0.25% of average daily net assets. Accordingly, for the period, the Investment Manager did not impose a portion of its Investment Manager fee pursuant to the Investment Management Agreement aggregating $93,764 and the amount imposed aggregated $225,034 which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Investment Manager and Investment Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund for the period October 31, 2002 (commencement of operations) through December 31, 2002 by SISC aggregated $5,200, all of which is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Deutsche Bank AG, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund for the period October 31, 2002 (commencement of operations) through December 31, 2002 by SFAC aggregated $10,000, all of which is unpaid.

Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager and Investment Advisor is the Fund's custodian. The amount charged to the Fund for the period October 31, 2002 (commencement of operations) through December 31, 2002 by the custodian aggregated $1,500, all of which is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Subsequent Events

Effective January 13, 2003, the Fund issued 2,400 shares of Series A and 2,400 shares of Series B Preferred shares at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the fund first issued shares. The Preferred shares are entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares and have equal voting rights as the common shares. The auction agent will determine the dividend rate for a particular period by an auction conducted usually every seven days. Investors and potential investors in the Preferred shares may participate in auctions for the Fund's Preferred shares through their broker-dealer. Offering costs of $1,200,000 were incurred in connection with this offering and were charged directly to paid-in capital.

On November 5, 2002 Deutsche Bank AG ("DBAG") agreed to sell its Global Securities Services business to State Street Corp. ("State Street"). This sale included U.S. custody, securities lending, and other processing services located in Europe, Asia, and the Americas and the transaction closed on January 31, 2003 (the "Closing Date"). The actual transition and migration of assets, technology, and infrastructure will take more than a year to complete. Deutsche Bank Trust Company Americas ("DBT Co.") currently is the custodian to the Fund. DBT Co.'s custody business is one of the businesses affected by the transaction with State Street. Since many of DBT Co.'s employees became State Street employees on the Closing Date, the Fund's Board approved on December 16, 2002 an interim outsourcing arrangement that allows State Street to provide custodial services to the Fund, subject to DBT Co. oversight. On or about February 24, 2003 the Board will consider whether to appoint State Street as the Fund's permanent custodian.

Report of Independent Accountants

To the Board of Directors and Shareholders of
Scudder RREEF Real Estate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder RREEF Real Estate Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the period from October 31, 2002 (commencement of operations) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002, by correspondence with the custodian provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP Boston, Massachusetts February 28, 2003

Tax Information (Unaudited)

The Fund paid distributions of $0.03 per common share from net long-term capital gains during the period ended December 31, 2002, of which 100% represents 20% gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $458,000 as capital gain dividends for the period ended December 31, 2002, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Dividend Reinvestment and Cash Purchases Plan

UMB Bank, n.a. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Common Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of Common Shares of the Fund, and the Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's Common Shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's Common Shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Fund's Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not an American Stock Exchange trading date, then the next preceding American Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the Fund's Common Shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the Fund's Common Shares on a particular date shall be the mean between the highest and lowest sales prices on the American Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Fund's Common Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the Common Shares of the Fund for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of Common Shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

Scudder RREEF Real Estate Fund, Inc.
Dividend Reinvestment and Cash
Purchase Plan
811 Main Street
Kansas City, MO 64105-2005
(800) 294-4366

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Fund's Common Shares is traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Common Shares of the Fund acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

The Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares.

The Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax which may be payable on such dividends and distributions. The Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to United States income tax withholding will have their dividends and distributions reinvested net of withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406(a)(i) of the Internal Revenue Code of 1986, as amended, if (i) such shareholder has failed to furnish to the Fund his taxpayer identification number (the "TIN"), which for an individual is his social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from back-up withholding if such exemption is available to them.

These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or Transfer Agent under these terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of New York.

Directors and Officers

Non-Interested Directors
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 2002	Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		67
S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	65
Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (Pension Fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (Pension Fund) (January 1996-January 2000).	66
Joseph R. Hardiman 5/27/37 Director since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		65
Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000) and Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	65
Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	65
Rebecca W. Rimel 4/10/51 Director since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management (1994-2002).	65
Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (Economic and Financial Consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	65
William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since November 1998).	65
Robert H. Wadsworth 1/29/40 Director since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		68

Interested Director
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Director since 2002	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
198

Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
William F. Glavin, Jr.[5] 8/30/58 President since 2002	Managing Director of Deutsche Asset Management, Inc. (1999-present), Vice President and Director of Scudder Distributors, Inc. (2001-present), Trustee, Crossroads for Kids, Inc. (serves at risk children) (1990-present); President and Director, Scudder Service Corp. (2000-present), Scudder Financial Services, Inc. (2000-present), Scudder Investments Service Company (2001-present).

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present). Formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992).
Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Daniel O. Hirsch 3/27/54 Secretary since 2002	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

1 Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Director or Officer first began serving in that position with Scudder RREEF Real Estate Fund, Inc.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the Fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Products and Services

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund*

Scudder Global Biotechnology Fund*

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund*

Scudder Mid Cap Fund*

Scudder Small Cap Fund*

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund*

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors
Equity Partners Fund*

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Asset Management Fund*

Scudder Flag Investors Value Builder Fund*

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund*

Scudder Lifecycle Long Range Fund*

Scudder Lifecycle Short Range Fund*

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2012 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund*

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund*

Scudder International Select Equity Fund*

Scudder Japanese Equity Fund*

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund*

Scudder High Income Plus Fund*,**

Scudder High Income Fund***

Scudder High Income
Opportunity Fund****

Scudder Income Fund

Scudder PreservationPlus Fund*

Scudder PreservationPlus Income Fund*

Scudder Short-Term Bond Fund

Scudder Short-Term Fixed Income Fund*

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund*

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund*

Index-Related Funds

Scudder EAFE ® Equity Index Fund*

Scudder Equity 500 Index Fund*

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Germany Fund

The New Germany Fund

The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Willkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

811 Main Street Kansas City, MO 64105
Custodian

Deutsche Bank Trust Company Americas

100 Plaza One Jersey City, NJ 07311
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Notess